Vanguard Total International Stock Index Fund

Summary Prospectus

November 29, 2010

Signal® Shares for Participants

Vanguard Total International Stock Index Fund Signal Shares (VTSGX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
November 29, 2010, and the most recent shareholder report are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Europe, the Pacific region, and emerging markets countries.

Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	2%[1]

1 The 2% fee applies only if you redeem shares within two months of purchase by selling or by exchanging to another fund.

Annual Fund Operating Expenses[1]
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.14%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.20%
1 Expenses shown are based on estimated amounts for the current fiscal year.

Examples

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. As of April 30, 2010, the Fund’s annualized portfolio turnover rate was 5% of the average value of its portfolio.

Primary Investment Strategies
The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® EAFE® + Emerging Markets Index, an index designed to measure the performance of stocks of companies located in Europe, the Pacific region, and emerging markets countries. The Index includes approximately 1,700 stocks of companies located in 43 countries. As of April 30, 2010, the largest markets covered in the Index were Japan, the United Kingdom, France, Australia, Germany, and Switzerland (which made up approximately 17%, 16%, 8%, 7%, 6%, and 6%, respectively, of the Index’s market capitalization). The Fund invests substantially all of its assets in the common stocks included in its target index, while employing a form of sampling to reduce risk.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar-year performance information for the Fund‘s Signal Shares, the information presented in the bar chart and table reflects the performance of the Investor Shares of the Fund. (Investor Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of Fund‘s target index and other comparative indexes. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2010, was 3.75%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.26% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.03% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
Vanguard Total International Stock Index Fund Investor Shares	36.73%	5.26%	2.29%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI EAFE + Emerging Markets Index	40.44%	5.51%	—
Spliced MSCI EAFE + Emerging Markets Index	40.44	5.43	2.39
Total International Composite Index	40.42	5.43	2.39

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael Perre, Principal of Vanguard. He has managed the Fund since 2008.

Tax Information
The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Total International Stock Index Fund Signal Shares—Fund Number 1769

The Fund or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 1769 112010